EXHIBIT 10.29

Customer No. 2920

AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO BUSINESS LOAN AGREEMENT made at Mentor, Ohio as of March 23, 2007, between FIRSTMERIT BANK, N.A., (the “Lender”) and OurPet’s Co. (the “Borrower”).

W I T N E S S E T H

WHEREAS, the Lender and the Borrower made and entered into a Business Loan Agreement dated December 31, 2001, and as amended; and

WHEREAS, the Lender and the Borrower desire to revise certain language;

NOW THEREFORE, in consideration of the mutual premises herein contained and other valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend the Business Loan Agreement in the following respect and in such respect only:

1.	Revise Subsection “(A)” under subsection “(ii)” under section “2.1 Revolving Credit Loans” as follows:

(A)	Eighty Percent (80%) of the net amount of Corporations’ Eligible Accounts

2.	Revise Subsection “(a)” under subsection “5.7 Capital Stock; Dividends” under section “5 Negative Covenants”

(a)	declare or pay any dividend or distributions (except stock dividends or stock distributions) on capitol stock (other than preferred stock subject to meeting the debt service coverage calculation in section 5.13 of the Credit Agreement)

3.	Revise Subsection “5.12 Minimum Adjusted Tangible Net Worth” under section “5 Negative Covenants” as follows:

Borrower shall not permit Corporations’ Adjusted Tangible Net Worth, on a consolidated basis, to be less than $3,000,000 as of September 30, 2007 and thereafter, measured quarterly commencing on September 30, 2007 and on each December 31, March 31, June 30 and September 30 thereafter.

It is expressly understood and agreed that all other terms and conditions of the aforesaid Loan Agreement shall remain unchanged and in full force and effect and are fully applicable to the amendment made hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of this date first above written.

FIRSTMERIT BANK, N.A.		OurPet’s Co.

By:	/S/ TIMOTHY A. CAHILL	By:	/S/ STEVEN TSENGAS
Steven Tsengas, Chairman, President, CEO
Guarantors:

Virtu Company

		By:	/S/ STEVEN TSENGAS
Steven Tsengas, Chairman, President, CEO

Individually

		By:	/S/ STEVEN TSENGAS
Steven Tsengas, Individually

		By:	/S/ EVANGELIA S. TSENGAS
Evangelia S. Tsengas, Individually